UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: February 28, 2011

LIBERTY SILVER CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-50009	32-0196442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Sierra Rose Drive, Suite #112, Reno, Nevada 89511
(Address of Principal Executive Office)

Registrant’s telephone number, including area code (775) 284-4458

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE .

On February 28, 2011, through a press release, Liberty Silver Corp., a Nevada corporation (the “Registrant”) announced the completion of an independently verified mineral resource estimate on the Registrant’s Trinity mine project in Nevada (the “Report”).  A copy of the press release was filed as Exhibit 99.1 to a Form 8-K filed by the Registrant on March 1, 2011.

The Report for the Trinity mine project was prepared in accordance with the Canadian Securities Administrators’ National Instrument 43-101 (“NI 43-101”) by Mine Development Associates of Reno, Nevada.  The mineral resources estimated in the Report were completed by Michael Gustin Ph.D. P.Geo, of Mine Development Associates. Dr. Michael Gustin is the Qualified Person for the purposes of National Instrument 43-101 Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators.

All mineral resources in the Report were estimated in accordance with the definition standards on mineral resources and mineral reserves of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101. U.S. reporting requirements for disclosure of mineral properties are governed by the U.S. Securities and Exchange Commission’s (“SEC”) Industry Guide 7 (“Guide 7”).  NI 43-101 and Guide 7 standards are substantially different.  The terms “mineral resource,” “measured mineral resource,” “indicated mineral resource” and “inferred mineral resource” are Canadian mining terms defined in NI 43-101. These definitions differ significantly from the definitions in Guide 7. Investors are cautioned not to assume that any part of mineral deposits in these categories will ever be converted into reserves as that term is defined in Guide 7. In particular, there is significant uncertainty as to the existence, and great uncertainty as to the economic and legal feasibility, of “inferred mineral resources”.  It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category.  Investors are cautioned not to assume that all or any part of an inferred mineral resource exists or is economically or legally mineable. Furthermore, the Company cannot be certain that any part of the mineralized material at the Trinity mine will ever be confirmed or converted into Guide 7 compliance “reserves”.  U.S. investors are cautioned not to assume that all or any part of the mineralized material will ever be confirmed or converted into reserves or that a potential mineral resource can be economically or legally extracted.

A copy of the Report is furnished as Exhibit 99.1 to this Form 8-K.

The information furnished under this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Description of Document

99.1	Technical Report on the Trinity Project Pershing County, Nevada prepared by Mine Development Associates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY SILVER CORP.

By:	/s/ Geoff Browne
Geoff Browne, Chief Executive Officer

Date: March 2, 2011